ORDERED in the Southern District of Florida on October 18, 2012.

/s/ Raymond B. Ray
Raymond B. Ray, Judge
United States Bankruptcy Court

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF FLORIDA

Fort Lauderdale Division

www.flsb.uscourts.gov

In re:	Chapter 11

SMF ENERGY CORPORATION	Case No. 12-19084-RBR
H&W PETROLEUM COMPANY, INC.	Case No. 12-19085-RBR
SMF SERVICES, INC.	Case No. 12-19086-RBR
STREICHER REALTY, INC.	Case No. 12-19087-RBR

(Jointly Administered
Under Case No. 12-19084-RBR)
Debtors.
/

ORDER: (A) APPROVING DISCLOSURE STATEMENT; (B) APPROVING
SOLICITATION AND NOTICING PROCEDURES FOR VOTING ON PLAN; (C)
APPROVING SPECIAL NOTICING PROCEDURES FOR SHAREHOLDERS AND THE
ESTABLISHMENT OF A RECORD DATE FOR SHAREHOLDERS; AND (D)
SCHEDULING A CONFIRMATION HEARING AND RELATED DEADLINES

CONFIRMATION HEARING AND HEARING ON FEE APPLICATIONS

December 14, 2012 at 9:30 a.m.

LOCATION:

United States Bankruptcy Court

299 E. Broward Blvd, Courtroom 308

Ft. Lauderdale, Florida 33301

PROPONENT'S DEADLINE FOR SERVING THIS ORDER,

DISCLOSURE STATEMENT, PLAN, AND BALLOT:

November 2, 2012 (40 days before Confirmation Hearing)

DEADLINE FOR OBJECTIONS TO CERTAIN CLAIMS:

November 23, 2012 (20 days before Confirmation Hearing)

DEADLINE FOR FEE APPLICATIONS:

November 23, 2012 (20 days before Confirmation Hearing)

DEADLINE FOR FILING BALLOTS ACCEPTING OR REJECTING PLAN:

December 7, 2012 (seven days before Confirmation Hearing)

DEADLINE FOR OBJECTIONS TO CONFIRMATION:

December 7, 2012 (seven days before Confirmation Hearing)

PROPONENT'S DEADLINE FOR FILING

PROPONENT'S REPORT AND CONFIRMATION AFFIDAVIT:

December 11, 2012 (three business days before Confirmation Hearing)

THIS MATTER came before the Court on October 16, 2012 at 9:30 a.m. upon the expedited motion dated October 12, 2012 (the “Motion”)1 [D.E. #531] of SMF ENERGY CORPORATION (“SMF”) and three (3) of its subsidiaries and affiliates (collectively, the “Debtors”) for entry of an order, pursuant to 11 U.S.C. §§ 105, 1125, and 1128 of the United States Bankruptcy Code (the “Bankruptcy Code”), and Rules 2002, 3017, 3018, 3020, and 9006 of the Federal Rules of Bankruptcy Procedure (the “Bankruptcy Rules”) and the Local Rules: (a) approving Debtors’ First Amended Disclosure Statement In Connection With Debtors’ First Amended Joint Plan Of Liquidation [D.E. # 550], (the “Disclosure Statement”) (b) approving solicitation and noticing procedures for voting on the Debtors’ First Amended Plan of Liquidation [D.E. #549] (the “Plan”); (c) approving special noticing procedures for shareholders and the establishment of a record date for shareholders; and (d) scheduling a hearing on confirmation of the Plan and related deadlines; this Court finds that (i) it has jurisdiction over the matters raised in the Motion under 28 U.S.C. §§ 157 and 1334; (ii) venue of this matter is proper under 28 U.S.C. §§ 1408 and 1409; (iii) this matter is a core proceeding under 28 U.S.C. § 157(b)(2); (iv) the relief requested in the Motion is in the best interests of the Debtors, their estate, their creditors and other parties-in-interest; (v) adequate and proper notice of the Motion and a hearing on it has been given and no further notice is necessary; (vi) the Disclosure Statement contains adequate information as that term is defined in Bankruptcy Code § 1125; and (viii) good and sufficient cause exists for granting the relief requested in the Motion as set forth in this Order, it is

1           All capitalized terms not defined in this Order have the same meanings ascribed to them in the Motion.

ORDERED as follows:

1.          The Motion is GRANTED, as set forth herein.

2.          The form of the Confirmation Hearing Notice and Shareholder Notice, as each attached to the Motion, is hereby approved.

3.          The form of the Ballots, as amended and set forth in Docket Entry 546, is hereby approved.

4.          The Disclosure Statement contains adequate information as that term is defined in Bankruptcy Code § 1125 and is approved to be used in connection with the post-petition solicitation of votes to accept or reject the Plan.

5.          The Debtors are hereby authorized to engage in the solicitation of votes on the Plan as set forth in the Motion.

DEADLINE FOR FILING BALLOTS ACCEPTING OR REJECTING PLAN

6.          Pursuant to Local Rule 3018-1, December 7, 2012 is fixed as the last day for filing written acceptances or rejections of the plan referred to above (seven days before hearing on confirmation of the plan ("Confirmation Hearing") and served on the Debtors’ court-approved balloting agent at: SMF Energy Corporation, c/o Trustee Services Inc., 1844 N Nob Hill Road, #612, Plantation, FL 33322-6548.

7.          The Record Date for purposes of determining which Holders of Claims are entitled to vote on the Plan shall be October 16, 2012.

PLAN PROPONENT'S OBLIGATIONS

8.          On or before the date indicated above as "PROPONENT'S DEADLINE FOR SERVING THIS ORDER, DISCLOSURE STATEMENT, PLAN, AND BALLOT" the Debtors shall serve a copy of this order, the approved disclosure statement and the plan on all creditors, all equity security holders, the U.S. Trustee, and all other parties in interest, as required by the Bankruptcy Rules (including those entities as described in Bankruptcy Rule 3017(f)) and the Local Rules, including those listed on a “Master Service List” required to be filed pursuant to Local Rules 2002-1(H). At the time of serving this order, the Local Form “Ballot and Deadline for Filing Ballot Accepting or Rejecting Plan,” customized as required by Local Rule 3018-1, shall be served via U.S. Mail on all creditors and equity security holders entitled to vote on the plan.

9.          On or before 5:00 p.m. on the date indicated above as “PROPONENT'S DEADLINE FOR FILING PROPONENT'S REPORT AND CONFIRMATION AFFIDAVIT,” the plan proponent shall file with the court the Local Form “Certificate of Proponent of Plan on Acceptance of Plan, Report on Amount to be Deposited, Certificate of Amount Deposited and Payment of Fees,” and the Local Form “Confirmation Affidavit.” The “Confirmation Affidavit” shall set forth the facts upon which the plan proponent relies to establish that each of the requirements of 11 U.S.C. §1129 are satisfied. The “Confirmation Affidavit” should be prepared so that by reading it the court can easily understand the significant terms of the plan and other material facts relating to confirmation of the plan. The individual executing the “Confirmation Affidavit” shall be present at the confirmation hearing.

10.        If the plan proponent does not timely comply with any of the requirements of this order, the court may impose sanctions at the confirmation hearing, without further notice, including dismissal, conversion of the case to chapter 7, or the striking of the plan. The court will also consider dismissal or conversion at the confirmation hearing at the request of any party or on the court's own motion.

HEARING TO CONSIDER CONFIRMATION OF PLAN

11.        The hearing on confirmation of the plan has been set for the date and time indicated above as "CONFIRMATION HEARING."

12.        The confirmation hearing may be continued to a future date by notice given in open court at the confirmation hearing.

13.        Pursuant to Local Rules 3017-2(B) and 3020-1(A), December 7, 2012 is fixed as the last day for filing and serving written objections to confirmation of the plan (seven days before the confirmation hearing). Objections shall be served as required by Bankruptcy Rule 3017.1 and served on (1) counsel for the Debtors, Genovese Joblove & Battista, P.A., 100 S.E. Second Street, 44th Floor, Miami, Florida 33131, Attn: Heather L. Harmon, Esq., hharmon@gjb-law.com and (2) counsel for the Committee, Robert P. Charbonneau, Esq., 501 Brickell Key Dr #301, Miami, FL 33131, rpc@ecccounsel.com, and (3) the U.S. Trustee.

DEADLINE FOR OBJECTIONS TO CLAIMS

14.        The last day for filing and serving objections to claims is indicated above as "DEADLINE FOR OBJECTIONS TO CERTAIN CLAIMS." All objections to claims must be filed before this date unless the deadline is extended by further order. Nothing contained herein shall affect the rights of any subsequent trustee, including the Liquidating Trustee, to investigate and object to other Claims, as scheduled by the Debtors or asserted by a creditor by filing a proof of claim, or equity interests, and all such rights are expressly preserved hereby and under the Plan, and no waiver is contemplated or effected through the establishment of the Deadline for Objection to Certain Claims.

DEADLINE FOR FILING AND HEARING ON FEE APPLICATIONS

15.        The last day for filing and serving fee applications is indicated above as "DEADLINE FOR FEE APPLICATIONS." All prospective applicants for compensation, including attorneys, accountants and other professionals, shall file applications which include actual time and costs, plus an estimate of additional time and costs to be incurred through confirmation. At or prior to confirmation, applicants must file a supplement with documentation supporting the estimated time and costs. Fee applications shall be timely filed with the court and served (with all exhibits including documentation of estimated time) on (i) the debtor; (ii) the plan proponent (if other than the debtor); (iii) all committees; (iv) any chapter 11 trustee or examiner; and (v) the U.S. Trustee.

16.        Fee applications will be set for hearing together with the confirmation hearing.

17.        The Debtors are authorized and empowered to take such steps and perform such acts as may be necessary to implement and effectuate the terms of this Order.

18.        To the extent this Order is inconsistent with any other prior order or pleading with respect to the Motion in this case, the terms of this Order shall govern.

19.        The Court retains jurisdiction with respect to all matters arising from or related to the implementation of this Order.

###

Submitted by:

Heather L. Harmon, Esq.

Genovese Joblove & Battista, P.A.

Counsel to Debtors-in-Possession

100 SE 2nd Street, 44th Floor

Miami, Florida 33131

305-349-2300

hharmon@gjb-law.com

Copy to: Heather L. Harmon, Esq.

(Attorney Harmon is directed to serve a conformed copy of this Order on all parties in interest)